Derivative Instruments	12 Months Ended
Dec. 31, 2022
Derivative Instruments and Hedging Activities Disclosure [Abstract]
Derivative Instruments
10.
Derivative instruments

The Company’s derivative instruments have consisted of interest rate swaps or interest rate cap agreements (collectively “interest rate contracts”). The interest rate swaps mitigate the exposure to the variable-rate debt by effectively converting the floating-rate payments to fixed-rate payments. The interest rate cap agreements cap a portion of the Company’s variable-rate debt under if interest rates rise above the strike rate on the contract. The interest rate contracts are measured at fair value and not designated as hedges for accounting purposes; as such, any fair value changes were recorded in “Other income, net” in the Consolidated Statements of Comprehensive Loss.

In connection with the Refinancing on June 28, 2021, the Company's former debt facilities were repaid (see Note 9). As a result, all interest rate swaps and interest rate caps were cancelled as of December 31, 2021, reducing the derivative liability to zero and resulting in market value settlement cash payments of $41,483.

During the year ended December 31, 2022, the Company entered into a new derivative financial instrument arrangement to manage its interest rate risk related to its current credit facilities, comprised of its Term Loan Facility and Secured Notes. As of December 31, 2022, the Company’s interest rate swap had a notional amount of $367,490 and fair value of $17,321 which was recorded as a “Derivative financial asset” in the Consolidated Statements of Financial Position. The interest rate swap matures on March 31, 2026.

The Company recognized a fair value gain for the year ended December 31, 2022 and 2021 of $17,321 and $8,585, respectively, and fair value loss of $22,463 for the year ended December 31, 2020 in respect of its interest rate contracts (See Note 17).